                                                                   EXHIBIT 10.39

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of September 25, 2002, is by and among CH MORTGAGE COMPANY I, LTD., a Texas limited partnership (the "Company"), the lenders (the "Lenders") party to the Credit Agreement (defined below) and U.S. BANK NATIONAL ASSOCIATION, a national banking association ("U.S. Bank"), as agent (in such capacity, the "Agent") for the Lenders.

                                    Recitals

         A. The Company, the Agent and the Lenders are parties to a Credit Agreement dated as of August 13, 1999, as amended by a First Amendment to Credit Agreement dated as of August 14, 2000, by a Second Amendment to Credit Agreement and Second Amendment to Pledge Agreement dated as of August 10, 2001, by a Third Amendment to Credit Agreement dated as of February 22, 2002, by a Fourth Amendment to Credit Agreement dated as of August 12, 2002 and by an Agreement to Increase Commitment Amounts (the "Increase Agreement") dated as of September 20, 2002 (as so amended, the "Credit Agreement"), pursuant to which the Lenders provide the Company and certain Co-Borrowers with a revolving mortgage warehousing credit facility.

         B. The Company, U.S. Bank National Association ("U.S. Bank") and JPMorgan Chase Bank ("Chase") desire to temporarily increase U.S. Bank's and Chase's respective Commitment Amounts as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    Article I

                                   Definitions

         Section 1.1 Incorporated Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement.

                                   Article II

                   Concerning the Increased Commitment Amounts

         Section 2.1 Changes in Commitment Amount of Chase. Effective as of September 25, 2002 (the "Increase Date"), the Commitment Amount of Chase is hereby increased from $65,000,000 to $110,000,000. Effective as of October 25, 2002 (the "First Reduction Date"), the Commitment Amount of Chase is hereby reduced from $110,000,000 to $65,000,000. Effective as of December 20, 2002 (the "Second Reduction Date"), the Commitment Amount of Chase is hereby reduced from $65,000,000 to $55,000,000. This Section 2.1 amends and restates Section 2.1 of the Increase Agreement.

         Section 2.2 Changes in Commitment Amount of U.S. Bank. Effective as of the Increase Date, the Commitment Amount of U.S. Bank is hereby increased from $80,000,000 to $135,000,000. Effective as of the First Reduction Date, the Commitment Amount of U.S. Bank is hereby reduced from $135,000,000 to $80,000,000.

         Section 2.3 Loans by Chase and U.S. Bank on Increase Date. Upon the Increase Date, Chase and U.S. Bank shall each make Loans as calculated by the Agent so that its outstanding Loans are equal to its respective Percentage Share of all Loans outstanding on such date and the Agent shall distribute the proceeds of such Loans to the other Lenders in accordance with their Percentage Share of all Loans outstanding on the Increase Date, in each case after giving effect to this Amendment, but prior to any additional Loans requested by the Company to be made on the Increase Date.

         Section 2.4 Repayment of Loans on First Reduction Date. If the outstanding principal balance of all Loans made by U.S. Bank or Chase as of the First Reduction Date exceeds such Lender's Commitment Amounts applicable on such dates, after giving effect to the reduction of such Lender's Commitment Amount on such dates, the Company shall repay the Loans made by such Lender in the amount of such excess. Without limiting the foregoing, provided there is no Event of Default or Default or any other failure to satisfy the conditions pursuant to Loans under the Credit Agreement on the First Reduction Date, the Agent shall request that each of the Lenders (other than Chase and U.S. Bank make on the First Reduction Date Loans in the amount, if any, required to increase its outstanding Loans to its Percentage Share of the Loans amount necessary to reduce U.S. Bank's and Chase's outstanding Loans to U.S. Bank's and Chase's Percentage Share of all outstanding Loans after giving effect to the reduction of its Commitment Amount on the First Reduction Date, and shall deliver the proceeds of such Loans to the Agent; provided, that should any Lender fail to make such Loans on the First Reduction Date, the Company shall repay the Loans made by U.S. Bank and Chase in the amount that such Lender failed to deliver to the Agent. The Agent shall distribute to U.S. Bank and Chase on the First Reduction Date, out of any payments made by the Company as set forth above and the proceeds of Loans made by the other Lenders as set forth above, the amount required to reduce U.S. Bank's and Chase's outstanding Loans to its Percentage Share of all outstanding Loans after giving effect to the reduction of its Commitment Amount on the First Reduction Date.

         Section 2.5 Repayment of Loans on Second Reduction Date. If the outstanding principal balance of all Loans made by Chase as of the Second Reduction Date exceeds Chase's Commitment Amount applicable on such dates, after giving effect to the reduction of Chase's Commitment Amount on such dates, the Company shall repay the Loans made by Chase in the amount of such excess. Without limiting the foregoing, provided there is no Event of Default or Default or any other failure to satisfy the conditions pursuant to Loans under the Credit Agreement on the Second Reduction Date, the Agent shall request that each of the Lenders (other than Chase) make on the Second Reduction Date Loans in the amount, if any, required to increase its outstanding Loans to its Percentage Share of the Loans amount necessary to reduce Chase's outstanding Loans to Chase's Percentage Share of all outstanding Loans after giving effect to the reduction of its Commitment Amount on the Second Reduction Date, and shall deliver the proceeds of such Loans to the Agent; provided, that should any Lender fail to make such Loans on the Second Reduction Date, the Company shall repay the Loans made by Chase in the amount that such Lender failed to deliver to the Agent. The Agent shall distribute to Chase on the Second Reduction Date, out of any payments made by the Company as set forth above and the proceeds of Loans made by the other Lenders as set forth above, the amount required to reduce Chase's outstanding Loans to its Percentage Share of all outstanding Loans after giving effect to the reduction of its Commitment Amount on the Second Reduction Date.

         Section 2.6 Effect of Increase Agreement Sections 2.4 and 2.5 of this Amendment collectively amend and restate Section 2.4 of the Increase Agreement.

                                  Article III

                          Amendment to Credit Agreement

         Section 3.1 Schedule 5. Schedule 5 of the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit A hereto.

                                   Article IV

                              Conditions Precedent

         Section 4.1 Delivery of Documents. This Amendment shall be effective as of the date hereof upon the delivery to the Agent by the Company of the following documents and the satisfaction of the following conditions:

                  (a) separate new Notes payable to Chase and U.S. Bank, in the amount of such Lenders' increased Commitment Amounts after giving effect to this Amendment (the "New Notes"), duly executed by the Company;

                  (b) a certificate of the Secretary or Assistant Secretary of the Company certifying the resolutions of its Board of Directors authorizing the execution, delivery and performance of this Amendment and the New Notes, and identifying the officers of the Company authorized to sign such instruments;

                  (c) payment of the fees and expenses specified in Section 5.05 of the Credit Agreement to the parties entitled thereto.

                  (d) the payment to the Agent for the ratable benefit of the U.S. Bank and Chase the increased commitment fees set forth in the fee letter between the Company, U.S. Bank and Chase dated concurrently herewith.

                  (e) such other documents as the Agent may reasonably request.

                                    Article V

                                 Miscellaneous

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

         Section 5.1 The Company, the Agent, and each Lender party hereto acknowledge that, as amended hereby, the Credit Agreement and the other Loan Documents remain in full force and effect with respect to the Company and the Lenders, and that each reference to the Credit Agreement or the Loan Documents shall refer to the Credit Agreement, amended hereby. The Company confirms and acknowledges that it will continue to comply with the covenants set out in the Credit Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Credit Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment. The Company represents and warrants that (i) the execution, delivery and performance of this Amendment and the New Notes (the "Amendment Documents") is within its organizational powers and has been duly authorized by all necessary organizational action; (ii) the Amendment Documents have been duly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity) and (iii) no Events of Default or Defaults exist.

         Section 5.2 The Company agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of the Amendment Documents and any other document required to be furnished herewith, and to pay and save the Lenders harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Company shall survive any termination of the Credit Agreement.

         Section 5.3 This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

         Section 5.4 Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

         Section 5.5 This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

         Section 5.6 This Amendment shall be binding upon the Company, the Lenders, the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders, the Agent and the successors and assigns of the Lenders and the Agent.

               [Remainder of this page intentionally left blank.]

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

         IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the date first above written.

                               CH MORTGAGE COMPANY I, LTD.

                               By: CH Mortgage Company GP, Inc.,
                                   its General Partner


                               By: /s/ Randall C. Present
                                   ----------------------------------
                                   Randall C. Present
                                   President

                               U.S. BANK NATIONAL ASSOCIATION,
                               as Agent and Lender

                               By: /s/ Kathleen M. Connor
                                   ----------------------------------
                                   Kathleen M. Connor
                                   Vice President


             [Signature Page to Fifth Amendment to Credit Agreement]

                                   NATIONAL CITY BANK OF KENTUCKY


                                   By: /s/ Michael A. Johnson
                                       ------------------------------------
                                   Name:
                                         ----------------------------------
                                   Title:
                                          ---------------------------------


             [Signature Page to Fifth Amendment to Credit Agreement]

                                   JPMORGAN CHASE BANK


                                   By: /s/ Michael W. Nicholson
                                       -----------------------------------
                                   Name:
                                         ---------------------------------
                                   Title:
                                          --------------------------------


             [Signature Page to Fifth Amendment to Credit Agreement]

                                   COMERICA BANK


                                   By: /s/ Robert W. Marr
                                       -----------------------------------
                                   Name:
                                         ---------------------------------
                                   Title:
                                          --------------------------------


             [Signature Page to Fifth Amendment to Credit Agreement]

                                                    EXHIBIT A TO FIFTH AMENDMENT
                                                             TO CREDIT AGREEMENT

                                                                   Schedule 5 to
                                                                Credit Agreement

                    COMMITMENT AMOUNTS AND PERCENTAGE SHARES

Before the reduction of U.S. Bank National Association's and JPMorgan Chase Bank's Commitment Amounts to $80,000,000 and $65,000,000, respectively, on October 25, 2002:

                                                Commitment         Percentage
                                                  Amount             Share
                                                  ------             -----
         U.S. Bank National Association        $135,000,000         45.00%
         National City Bank of Kentucky        $ 25,000,000          8.33%
         Comerica Bank                         $ 30,000,000         10.00%
         JPMorgan Chase Bank                   $110,000,000         36.67%
                                               ------------        -------

                           Total               $300,000,000        100.00%

On and after the reduction of U.S. Bank National Association's and JPMorgan Chase Bank's Commitment Amounts to $80,000,000 and $65,000,000, respectively, on October 25, 2002, but prior to the reduction of JP Morgan Chase Bank's Commitment Amount to $55,000,000 on December 20, 2002:

                                                Commitment         Percentage
                                                  Amount             Share
                                                  ------             -----
         U.S. Bank National Association        $ 80,000,000         40.00%
         National City Bank of Kentucky        $ 25,000,000         12.50%
         Comerica Bank                         $ 30,000,000         15.00%
         JPMorgan Chase Bank                   $ 65,000,000         32.50%
                                               ------------        -------

         Total                                 $200,000,000        100.00%

On and after the reduction of JPMorgan Chase Bank's Commitment Amount to $55,000,000 on December 20, 2002:

                                                Commitment         Percentage
                                                  Amount             Share
                                                  ------             -----
         U.S. Bank National Association        $ 80,000,000         42.10%
         National City Bank of Kentucky        $ 25,000,000         13.16%
         Comerica Bank                         $ 30,000,000         15.79%
         JPMorgan Chase Bank                   $ 55,000,000         28.95%
                                               ------------        -------

         Total                                 $190,000,000        100.00%

                                 PROMISSORY NOTE

$110,000,000                                              Minneapolis, Minnesota
                                                              September 25, 2002

         FOR VALUE RECEIVED, CH MORTGAGE COMPANY I, LTD., a Texas limited partnership (the "Company"), and each "Co-Borrower" from time to time party to the Credit Agreement described below (to the extent provided therein), hereby promise to pay to the order of JPMORGAN CHASE BANK (the "Lender") at the main office of the Agent (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) in Minneapolis, Minnesota, in lawful money of the United States of America in immediately available funds, the principal sum of ONE HUNDRED TEN MILLION AND NO/100 DOLLARS ($110,000,000) or the aggregate unpaid principal amount of all Loans and Swingline Loans made by the Lender pursuant to the Credit Agreement described below, whichever is less, and to pay interest in like funds from the date hereof on the unpaid balance thereof at the rates per annum and at such times as are specified in the Credit Agreement. Interest (computed on the basis of actual days elapsed and a year of 360 days) shall be payable at said office at the times specified in the Credit Agreement.

         Principal hereof shall be payable in the amounts and at the times set forth in the Credit Agreement.

         This note is one of the Notes referred to in the Credit Agreement dated as of August 13, 1999, between the Company, the "Co-Borrowers" (as defined therein), if any, party thereto, the Lender, the other lenders party thereto and U.S. Bank National Association, as Agent (as the same has been and may hereafter be amended, modified or restated from time to time, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to such terms in the Credit Agreement. This note is subject to certain mandatory and voluntary prepayments and its maturity is subject to acceleration, in each case upon the terms provided in the Credit Agreement. This Note amends and restates, but does not constitute payment upon or a novation of, that certain Promissory Note dated as of September 20, 2002 given by the Company in favor of the Lender in the amount of $65,000,000.

         The Borrowers hereby waive diligence, presentment, demand, protest, and notice (except such notice as is required under the Loan Documents) of any kind whatsoever. The nonexercise by the Lender of any of its rights hereunder or under the other Loan Documents in any particular instance shall not constitute a waiver thereof in any subsequent instance.

         The Borrowers reserve the right to prepay the outstanding principal balance of this Note, in whole or in part at any time and from time to time without premium or penalty in accordance with the terms of the Credit Agreement.

         This note is entitled to the benefit of the Pledge and Security Agreement and the other Loan Documents.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including but not limited to reasonable attorneys' fees.

                                   CH MORTGAGE COMPANY I, LTD.


                                   By ________________________________
                                      Its ____________________________

                                 PROMISSORY NOTE

$135,000,000                                              Minneapolis, Minnesota
                                                              September 25, 2002

         FOR VALUE RECEIVED, CH MORTGAGE COMPANY I, LTD., a Texas limited partnership (the "Company"), and each "Co-Borrower" from time to time party to the Credit Agreement described below (to the extent provided therein), hereby promise to pay to the order of U.S. BANK NATIONAL ASSOCIATION (the "Lender") at the main office of the Agent (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) in Minneapolis, Minnesota, in lawful money of the United States of America in immediately available funds, the principal sum of ONE HUNDRED THIRTY-FIVE MILLION AND NO/100 DOLLARS ($135,000,000) or the aggregate unpaid principal amount of all Loans and Swingline Loans made by the Lender pursuant to the Credit Agreement described below, whichever is less, and to pay interest in like funds from the date hereof on the unpaid balance thereof at the rates per annum and at such times as are specified in the Credit Agreement. Interest (computed on the basis of actual days elapsed and a year of 360 days) shall be payable at said office at the times specified in the Credit Agreement.

         Principal hereof shall be payable in the amounts and at the times set forth in the Credit Agreement.

         This note is one of the Notes referred to in the Credit Agreement dated as of August 13, 1999, between the Company, the "Co-Borrowers" (as defined therein), if any, party thereto, the Lender, the other lenders party thereto and U.S. Bank National Association, as Agent (as the same has been and may hereafter be amended, modified or restated from time to time, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to such terms in the Credit Agreement. This note is subject to certain mandatory and voluntary prepayments and its maturity is subject to acceleration, in each case upon the terms provided in the Credit Agreement. This Note amends and restates, but does not constitute payment upon or a novation of, that certain Promissory Note made by the Company in favor of the Lender dated as of in the amount of $80,000,000

         The Borrowers hereby waive diligence, presentment, demand, protest, and notice (except such notice as is required under the Loan Documents) of any kind whatsoever. The nonexercise by the Lender of any of its rights hereunder or under the other Loan Documents in any particular instance shall not constitute a waiver thereof in any subsequent instance.

         The Borrowers reserve the right to prepay the outstanding principal balance of this Note, in whole or in part at any time and from time to time without premium or penalty in accordance with the terms of the Credit Agreement.

         This note is entitled to the benefit of the Pledge and Security Agreement and the other Loan Documents.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including but not limited to reasonable attorneys' fees.

                                   CH MORTGAGE COMPANY I, LTD.


                                   By ________________________
                                       Its ___________________

                                        2